SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

                         Date of Report: March 24, 2004


                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)

          Nevada                   4700                         91-2051923
(State or Other Jurisdiction of   (Primary Standard          (I.R.S. Employer
Incorporation  or  Organization)   Industrial                Identification No.)
                                   Classification  Number)


                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)

                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)


ITEM  5.     OTHER  EVENTS

     Invicta Group Inc. has amended, effective as of March 2, 2004, Article 3. of its Articles of Incorporation to provide for a total of 190,000,000 authorized common shares, par value $.001 per share and 10,000,000 authorized preferred shares, par value $.001 per share.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Schedule  of  Exhibits.  The following exhibits are furnished in accordance
     ----------------------
with  the  provisions  of  Item  601  of  Regulation  S-B:

None.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Invicta  Group  Inc.

Date:     March  24,  2004

                                     By:  /s/  William  G.  Forhan
                                          ------------------------
                                          William  G.  Forhan,  President